UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 30, 2015

Date of Report (Date of earliest event reported)

Verde Science, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53253	20-8387017
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 S. Zang Blvd. Suite 812 Dallas, Texas	75208
(Address of principal executive offices)	(Zip Code)

(888) 224-6039

Registrant's telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

David Alexander, Chief Financial Officer of Verde Science Inc. (the "Company"), notified the Company on July 30, 2015, that he intends to resign from his service as an officer of the Company effective July 30, 2015, for personal reasons.

On July 31, 2015, the Board of Directors of Verde Science, Inc. (the "Company") appointed Harpreet Sangha, the Company's President and Chief Executive Officer, as interim Chief Financial Officer, effective immediately while the Company actively looks for a replacement CFO to replace Mr. Alexander. Mr. Sangha has served as the Chairman of the Board and Chief Executive Officer since 2012 and will continue in this role.

No new compensatory or severance arrangements were entered into in connection with Mr. Sangha's appointment as interim Chief Financial Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDE SCIENCE, INC.

Date: July 31, 2015	By:	/s/ Harpreet Sangha
Harpreet Sangha
Chief Executive Officer